Q3 2026 PRELIMINARY EARNINGS SUPPLEMENT October 2026

BWIN | NASDAQ | Earnings Supplement 2 The financial results for the third quarter ended September 30, 2026 included in this supplement are preliminary, have not been reviewed or audited, are based on Baldwin's estimates, and were prepared prior to the completion of the Company's financial statement close process. Accordingly, there can be no assurance that actual results will not differ from the preliminary financial information presented herein, and any such differences could be material. Our actual results for the third quarter ended September 30, 2026 will be subsequently released and also filed in connection with the Company's Form 10-Q for the quarter ended September 30, 2026 within the requisite time prescribed by the Securities and Exchange Commission. Disclaimer

BWIN | NASDAQ | Earnings Supplement 3 This presentation includes certain financial measures (including, retained commissions and fees, organic revenue, organic revenue growth, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA margin on retained commissions and fees, adjusted net income, adjusted diluted EPS, pro forma credit adjusted EBITDA, adjusted free cash flow and adjusted free cash flow conversion) that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”). These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). These non-GAAP financial measures have limitations as analytical tools, and when assessing our operating performance, you should not consider these non-GAAP financial measures in isolation or as substitutes for commissions and fees, revenues, net income (loss), net income (loss) attributable to Baldwin, diluted earnings (loss) per share, net cash provided by (used in) operating activities or other consolidated income statement data prepared in accordance with GAAP. Other companies in our industry may define or calculate these non-GAAP financial measures differently than we do, and accordingly, these measures may not be comparable to similarly titled measures used by other companies. The pro forma information presented herein (i) assumes our 2025 and 2026 partnerships were consummated on January 1, 2025, such that our 2025 financial pro forma figures take into account adjusted EBITDA from our 2025 and 2026 partnerships in the unowned period of 2025, and (ii) removes the effects of 2025 divestitures for the respective periods as if the divestitures had occurred on January 1, 2025. This unaudited pro forma information should not be relied upon as being indicative of the historical results that would have been obtained if the acquisitions had occurred on that date, nor the results that may be obtained in the future. Pro forma credit adjusted EBITDA is adjusted to include the effects of partnerships and credit adjustments. We define pro forma credit adjusted EBITDA as net income (loss) before interest, taxes, depreciation, amortization and certain items of income and expense, including share-based compensation expense, transaction-related partnership and integration expenses, transformation costs, severance, and certain non-recurring items, including capital related expenses, and additional adjustments (without duplication) permitted under our debt agreements, including pro forma credit adjustments for the CAC Group, Obie and Capstone partnerships in the unowned periods. Pro forma credit adjusted EBITDA is a key metric used by management and our board of directors to assess our financial performance. We believe that pro forma credit adjusted EBITDA is useful to investors because the presentation of this measure enhances their understanding of the effect that the CAC Group, Obie and Capstone partnerships and credit adjustments have on our financial performance. Please refer to the organic revenue growth reconciliation, adjusted EBITDA bridge, adjusted compensation and benefits expense, adjusted selling, operating and administrative expense, adjusted EBITDA margin on retained commissions and fees bridge and pro forma consolidated and credit adjusted EBITDA bridge slides in the appendix to this presentation, in addition to our earnings release issued on October 27, 2026 and posted to our website, for reconciliations of the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP. Note, however, that the Company is unable to reconcile forward-looking non-GAAP guidance contained in this presentation to the most comparable GAAP measures. Reconciliation of such guidance is not available without unreasonable efforts due to the high variability, complexity, and low visibility with respect to commissions and fees, net income (loss), diluted earnings (loss) per share or other consolidated income statement data prepared in accordance with GAAP for these periods. The unavailable information could have a significant impact on the non-GAAP measures. Non-GAAP Financial Measures

BWIN | NASDAQ | Earnings Supplement 4 Table of Contents 01 Quarterly Results Financial highlights, segment performance, and key metrics 02 Strategic Initiatives Update CAC integration milestones, synergy capture, and transformation program execution 03 Appendix GAAP reconciliations, segment detail, and supplemental data

BWIN | NASDAQ | Earnings Supplement 5 01 Quarterly Results Financial highlights, segment performance, and key metrics

Q3 and YTD 2026 Financial Highlights

Q3 2026

Metric	Value	Comparison
Revenue	$480M	+31% YoY
Organic Revenue Growth [1]	6%	
Adjusted EBITDA [1]	$107M	+47% YoY
Adj. EBITDA Margin [1]	22%	+240 bps YoY
Adj. EBITDA Margin on Ret. C&F [2]	27%	+135 bps YoY
Adjusted Diluted EPS [1]	$0.42	+35% YoY
Adjusted Free Cash Flow [3]	$56M	+33% YoY
Net Leverage	4.4x	Q3 2025: 4.1x
Adjusted FCF Conversion	52%	(% of Adj. EBITDA)

YTD 2026

Metric	Value	Comparison
Revenue	$1,505M	+30% YoY
Organic Revenue Growth [1]	3%	
Adjusted EBITDA [1]	$361M	+33% YoY
Adj. EBITDA Margin [1]	24%	+50 bps YoY
Adj. EBITDA Margin on Ret. C&F [2]	28%	-90 bps YoY
Adjusted Diluted EPS [1]	$1.53	+12% YoY
Adjusted Free Cash Flow [3]	$102M	+33% YoY
Net Leverage	4.4x	Q3 2025: 4.1x
Adjusted FCF Conversion	28%	(% of Adj. EBITDA)

(1) Organic revenue growth, adjusted EBITDA, adjusted EBITDA margin and adjusted diluted EPS are non-GAAP measures. Refer to the Appendix of this presentation and our earnings release issued on October 27, 2026 and posted on our website for a reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures.

(2) Retained commissions and fees is total revenue minus outside commissions. This represents a non-GAAP measure used to measure efficiency of internal workforce, removing the effect of insurance products distributed by third-party distribution partners (i.e. traditional retail and wholesale agents, proprietary software management companies, builders, etc.). Adjusted EBITDA margin on retained commissions and fees is adjusted EBITDA divided by retained commissions and fees. Refer to the Appendix of this presentation and our earnings release issued on October 27, 2026 and posted on our website for a reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures.

(3) Management calculates adjusted net cash provided by operating activities ("adjusted free cash flow"), a non-GAAP measure, because the Company holds fiduciary cash designated for our insurance company partners on behalf of our clients and incurs substantial earnout liabilities in conjunction with its partnership strategy. Adjusted free cash flow is calculated as net cash provided by (used in) operating activities excluding the impact of: (i) the payment of contingent earnout consideration in excess of purchase price accrual, and (ii) the payment of colleague earnout incentives. Refer to the Appendix of this presentation and our earnings release issued on October 27, 2026 and posted on our website for a reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures.

BWIN | NASDAQ | Earnings Supplement
Quarterly Results
6

Segment Performance Scorecard — QTD & YTD 2026

	Insurance Advisory Solutions (IAS)		Underwriting, Capacity & Technology (UCTS)		Mainstreet Insurance Solutions (MIS)	
	Q3 2026	YTD 2026	Q3 2026	YTD 2026	Q3 2026	YTD 2026
Revenue	$255M	$861M	$166M	$461M	$78M	$235M
% Change YoY	+61%	+51%	+13%	+10%	+1%	+6%
Organic Growth [1,2,3]	7%	3%	8%	6%	1%	—%
Prior Year Period	—%	4%	+16%	22%	(2)%	2%
Adj. EBITDA [1]	$55M	$222M	$35M	$93M	$26M	$75M
% Change YoY	+103%	+54%	+16%	-4%	+2%	+14%
Adj. EBITDA Margin [1]	22%	26%	21%	20%	33%	32%
YoY Delta	+452 bps	+49 bps	+53 bps	-286 bps	+9 bps	+219 bps
Adj. EBITDA Margin on Retained C&F [1]	22%	26%	38%	35%	45%	43%
YoY Delta	+473 bps	+52 bps	-483 bps	-1,029 bps	+147 bps	+300 bps

Driven by interagency dynamics related to Obie acquisition – no impact to Adj EBITDA

Note: Segment figures exclude eliminations and Corporate & Other.

(1) Organic revenue growth, adjusted EBITDA, adjusted EBITDA margin and adjusted EBITDA on retained commissions and fees ("C&F") are non-GAAP measures. Refer to the Appendix of this presentation and our earnings release issued on October 27, 2026 and posted on our website for a reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures.

(2) The Insurance Advisory Solutions operating group ("IAS") recorded intercompany commissions of $0.3 million and $0.7 million for Q3 and YTD 2026, which are eliminated in consolidation and excluded from the calculation of organic revenue growth.

(3) The Underwriting, Capacity & Technology Solutions Operating Group ("UCTS") recorded intercompany and pass-through commissions of $18.3 million and $52.1 million for Q3 and YTD 2026, which are eliminated in consolidation and excluded from the calculation of organic revenue growth.

BWIN | NASDAQ | Earnings Supplement

Quarterly Results

7

Q3 2026 Performance Headwinds Explained

Quantifying Headwinds & New Partnership Impact

	Q3 '26	YTD '26
Medicare Market Disruption Medicare operation (~$55M rev) impacted by drastic plan changes and market exits from major providers. Record new enrollments (+50%) offset by elevated renewal churn. Expect stabilization over balance of 2026 as market begins to normalize as a result of increased government funding levels.	-50 bps	-80 bps
Impact of Partnerships Closed January 2026 Impact of CAC, Obie and Capstone Partnerships, which collectively grew year-over-year revenue by 16% in the third quarter. Note: this impact will not flow through reported organic revenue growth until 2027 when these partnerships enter the comparable base.	+170 bps	+380 bps

-

Normalized Q3 Performance

Reported Organic Revenue Growth (1)	6.1%
Normalized (*Excl. Medicare Impact*)	6.6%
Normalized (*incl. Impact of January 2026 Partnerships*)	8.3%

(1) Organic revenue growth is a non-GAAP measure. Refer to the Appendix in this presentation and our earnings release issued on October 27, 2026 and posted on our website for a reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures.

BWIN | NASDAQ | Earnings Supplement
Quarterly Results
8

BWIN | NASDAQ | Earnings Supplement 9 Organic Revenue Growth Deconstruction — Q3 and YTD 2026 Quarterly Results Q3 2026 Q3 2026 Organic Growth (1) Waterfall Impact of Medicare business (50 bps) Impact of three partnerships closed January ‘26 (170 bps) YTD 2026 YTD 2026 Organic Growth (1) Waterfall Note: One-time Items reflect impact of accounting procedural change to timing of revenue recognition, integration-related revenue impact, transition of QBE book to BRIE and impact of Medicare business. (1) Organic revenue growth is a non-GAAP measure. Refer to the Appendix in this presentation and our earnings release issued on October 27, 2026 and posted on our website for a reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures. Impact of procedural accounting change at IAS (50 bps), integration-related revenue impact (70 bps), QBE commission headwind at MIS (60 bps) and Medicare business (80 bps) Impact of three partnerships closed January ’26 (380 bps)

Free Cash Flow Bridge & Capital Allocation

YTD Adjusted Free Cash Flow Bridge ($M)	YTD 2026	YTD 2025
Adjusted EBITDA[1]	$ 360.8	$ 271.8
(-) Cash Interest	106.0	76.6
(-) Addbacks	124.3	42.8
(-) Working Capital	18.1	61.8
(-) Other	10.7	14.3
= Adjusted Free Cash Flow[1]	**$ 101.8**	**$ 76.3**
= Adjusted Free Cash Flow[1] Conversion	**28 %**	**28 %**

Capital Allocation Priorities

- De-lever to <4.0x net leverage
- Organic reinvestment in talent & technology
- Strategic, disciplined M&A

Net Leverage Trend

Meaningful de-levering progress while continuing to invest in the business to support future growth



5.7x
4.5x
4.4x
4.2x
4.1x
4.2x
4.2x
4.1x
4.1x
4.3x
4.5x
4.4x
Q2'22
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26

($M)	Q2'22	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25	Q3'25	Q4'25	Q1'26	Q2'26	Q3'26
Earn-Out Payments	$37	$21	$10	$1	$2	$90	$25	$1	$1	$6	$1	$1
Partnerships	$377	$0	$0	$0	$0	$0	$12	$74	$0	$478	$6	$4
Share repurchases	$0	$0	$0	$0	$0	$0	$0	$0	$0	$47	$80	$0
Interest Payments	$12	$28	$27	$19	$38	$14	$41	$22	$39	$26	$50	$30
One-Time Expenses[2]	$9	$5	$2	$2	$1	$2	$5	$6	$18	$29	$21	$33
Total Select Cash Uses	**$435**	**$54**	**$39**	**$22**	**$42**	**$105**	**$83**	**$103**	**$57**	**$587**	**$158**	**$68**

(1) Adjusted EBITDA and adjusted free cash flow are non-GAAP measures. Refer to the Appendix in this presentation and our earnings release issued on October 27, 2026 and posted on our website for a reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures.

(2) Represents transformation costs, transaction closing costs, transaction-related partnership and integration expenses, and Go-Private costs.

BWIN | NASDAQ | Earnings Supplement
Quarterly Results
10

BWIN | NASDAQ | Earnings Supplement 11 Key Debt Metrics (Q3 2026) Total Debt $2,465M Net Debt $2,276M Wtd. Avg. Rate 6.5% RCF Available $289M Net Leverage 4.4x LTM Cash Int. / Adj. EBITDA (1) 29.3% Interest Cost by Instrument (As of September 30, 2026) Facility Balance Borrowing Rate (2) Interest Rate Maturity Cash Interest Cost Senior Secured Notes $600.0M (3) 7.125% 7.125% May 2031 $21.4M Term Loan B $1,593.0M (3) SOFR + 250 bps 6.29% May 2031 $72.0M Revolver $272.0M SOFR + 185-260 bps 6.44% May 2029 $12.4M Total Cash Interest $105.8M Capital Structure Overview (1) Adjusted EBITDA is a non-GAAP measure. Refer the Appendix in this presentation and our earnings release issued on October 27, 2026 and posted on our website for a reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure. (2) We have a $500.0 million notional, 3.244% floating-to-fixed interest rate swap expiring on September 14, 2028. (3) Debt outstanding under the Senior Secured Notes and the Term Loan represents outstanding borrowings, which are presented net of unamortized debt discount and issuance costs of $24.9 million for balance sheet presentation as of September 30, 2026. Quarterly Results $0 $0 $0 $600 $0 $2,193 2026 2027 2028 2029 2030 2031+ Debt Maturity Schedule ($M)

BWIN | NASDAQ | Earnings Supplement 12 02 Strategic Initiatives Update CAC integration milestones, synergy capture, and transformation program execution

3B/30 Catalyst Transformation Program Update

Q3 2026 | $40M cumulative investment funds $50M+ savings that compound over time

CUMULATIVE SAVINGS	RUN-RATE ANNUALIZED SAVINGS	CUMULATIVE INVESTMENT	NET POSITIVE PAYBACK
~$50M	**~$40M**	**~$40M**	**2028**
by end of 2028	exiting 2028, compounding	by end of 2028	$10M+ net positive by end of 2028

ACTUAL SAVINGS vs. ORIGINAL GUIDANCE

($M)

✓ On plan



$3–$5
$2.9
$10–$15
$30–$37
2026E
2027E
2028E
Estimated Savings
YTD Savings

INVESTMENT vs. ORIGINAL GUIDANCE

($M)

✓ On plan



$5
$5.8
$15
$12.4
$15
$5
2025
2026E
2027E
2028E
Estimated Investment
Actual / YTD Investment

STRATEGIC PILLARS

- Accelerate innovation across client engagement model
- Enhance client and colleague experience through AI
- Empower teams to focus on high-impact growth activities
- Enable real-time decision-making via streamlined systems

BWIN | NASDAQ | Earnings Supplement

13

BWIN | NASDAQ | Earnings Supplement 14 Q3 2026 | Closed January 2, 2026 CAC Integration & Synergy Update Q 1 2 0 2 6 | M e r g e r C l o s e d J a n u a r y 2 , 2 0 2 6 EXPENSE SYNERGIES ACTIONED $35M+ of $43M 3-yr guidance Headcount efficiencies, IT/professional fees, vendor, and real estate rationalization REVENUE SYNERGIES REALIZED $5M+ of $17M 3-yr guidance Earlier-than-expected cross-sell wins INTEGRATION COSTS INCURRED ~$26M of ~$50M 3-yr expected Severance and integration related expenses Ahead of plan on expense synergy execution | Earlier than anticipated revenue synergies and cross-sell momentum | $11M+ revenue cross-sell pipeline underway ~80% actioned 2026 EXPENSE & REVENUE SYNERGY PHASING ($M) ~80% of 3-year targeted expense synergies actioned $0 $20M $40M $60M +$31M $10M $30M $60M $41M actioned to date 2026E 2027E 2028E 3-YEAR EXPENSE & REVENUE SYNERGY PHASING GUIDANCE ($M, Cumulative) Cumulative Realized Synergies – Original Guidance Expect to exceed original in- year cost estimate as integration progress running ahead of plan ~33% realized ~52% incurred

BWIN | NASDAQ | Earnings Supplement 15 03 Appendix GAAP reconciliations, segment detail, and supplemental data

Historical Financial Performance

Metric	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	FY 2025	LTM Q3 2026	CAGR
Total Revenue ($M)	$138	$241	$567	$981	$1,219	$1,389	$1,505	$1,853	47%
Pro Forma Revenue ($M)	$153	$426	$719	$1,014	$1,183	$1,383	$1,523	$1,946	46%
Retained C&F ($M)	-	-	-	-	-	$1,119	$1,225	$1,573	N/A
PF Retained C&F ($M)	-	-	-	-	-	$1,113	$1,244	$1,660	N/A
Organic Growth (%)	10%	16%	22%	23%	19%	17%	7%	3% (1)	N/A
Adj. EBITDA ($M)	$29	$44	$113	$196	$250	$312	$341	$430	49%
Adj. EBITDA Margin (%)	21%	18%	20%	20%	21%	22%	23%	23%	220bps
Adj. EBITDA Margin on Ret. C&F (%)	-	-	-	-	-	28%	28%	27%	N/A
PF Adj. EBITDA ($M)	$34	$110	$175	$203	$244	$311	$353	$455 (2)	47%
PF Adj. EBITDA Margin (%)	22%	26%	24%	20%	21%	22%	23%	23%	N/A
Adj. Diluted EPS ($)	$0.28	$0.46	$0.80	$1.03	$1.12	$1.50	$1.67	$1.86	32%
Adj. Free Cash Flow ($M)	-	-	-	-	$24	$92	$87	$113	N/A
Net Debt / Adj. EBITDA	(0.1)x	2.9x	4.3x	5.4x	4.8x	4.1x	4.1x	4.4x	N/A
Partnerships Completed	5	16	16	3	0	0	2	5	N/A

Note: Link to navigate to The Baldwin Group's Interactive Analyst Center. Refer to the Appendix of this presentation and our earnings release issued on October 27, 2026 and posted on our website for a reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures.

(1) Not calculated on a last twelve-month (LTM) basis.

(2) Excludes anticipated synergies.

BWIN | NASDAQ | Earnings Supplement

Appendix

16

Actual disaggregated revenue and KPIs

AMOUNTS IN 000s	2026			
INSURANCE ADVISORY SOLUTIONS	**Q1**	**Q2**	**Q3**	**YTD**
Commissions[1]	$ 266,037	$ 208,847	$ 192,613	$ 667,497
Consulting and service fees	42,065	42,935	39,138	124,138
Profit-sharing	19,026	17,833	18,448	55,307
Other	2,520	3,269	1,873	7,662
Investment income	1,548	2,459	2,737	6,744
Total Insurance Advisory Solutions revenue	$ 331,196	$ 275,343	$ 254,809	$ 861,348

UNDERWRITING, CAPACITY & TECHNOLOGY SOLUTIONS	**Q1**	**Q2**	**Q3**	**YTD**
Commissions[2]	$ 94,470	$ 114,990	$ 118,975	$ 328,435
Policy and installment fees	20,742	21,201	22,846	64,789
Assumed premium earned	14,191	15,309	15,304	44,804
Profit-sharing	2,762	5,310	5,133	13,205
Consulting and service fees	1,408	1,872	1,557	4,837
Other	36	140	658	834
Investment income	1,334	1,425	1,696	4,455
Total Underwriting, Capacity & Technology Solutions revenue	$ 134,943	$ 160,247	$ 166,169	$ 461,359

(1) IAS recorded intercompany commissions of $0.2 million, $0.2 million, $0.3 million and $0.7 million for Q1, Q2, Q3, and YTD 2026, respectively, which are eliminated in consolidation and excluded from the calculation of organic revenue growth.

(2) UCTS recorded intercompany and pass-through commissions of $15.8 million, $18.0 million, $18.3 million and $52.1 million for Q1, Q2, Q3, and YTD 2026, respectively, which are eliminated in consolidation and excluded from the calculation of organic revenue growth.

BWIN | NASDAQ | Earnings Supplement 17

BWIN | NASDAQ | Earnings Supplement 18 Actual disaggregated revenue and KPIs AMOUNTS IN 000s 2026 MAINSTREET INSURANCE SOLUTIONS Q1 Q2 Q3 YTD Commissions $ 75,864 $ 67,250 $ 69,981 $ 213,095 Profit-sharing 4,323 6,391 5,734 16,448 Consulting and service fees — 76 144 220 Other 1,440 1,589 1,672 4,701 Investment income 31 21 39 91 Total Mainstreet Insurance Solutions revenue $ 81,658 $ 75,327 $ 77,570 $ 234,555

Organic Revenue Growth Reconciliation

Q3 2026

AMOUNTS IN 000s	Insurance Advisory Solutions	Underwriting, Capacity & Technology Solutions	Mainstreet Insurance Solutions	Corporate and Other	Consolidated
Commissions and fees	$ 252,072	$ 164,473	$ 77,531	$ (18,551)	$ 475,525
Partnership commissions and fees[1]	(84,067)	(7,096)	(527)	—	(91,690)
Pass-through of retail commissions (eliminated)[2]	—	(13,931)	—	13,931	—
Intercompany commissions (eliminated)	(276)	(4,344)	—	4,620	—
Organic revenue	$ 167,729	$ 139,102	$ 77,004	$ —	$ 383,835
Organic revenue growth[3]	$ 10,666	$ 10,278	$ 575	$ —	$ 21,519
Organic revenue growth %[3]	7 %	8 %	1 %	— %	6 %

YTD 2026

AMOUNTS IN 000s	Insurance Advisory Solutions	Underwriting, Capacity & Technology Solutions	Mainstreet Insurance Solutions	Corporate and Other	Consolidated
Commissions and fees	$ 854,604	$ 456,904	$ 234,464	$ (52,797)	$ 1,493,175
Partnership commissions and fees[1]	(273,414)	(21,942)	(14,574)	—	(309,930)
Pass-through of retail commissions (eliminated)[2]	—	(39,507)	—	39,507	—
Intercompany commissions (eliminated)	(678)	(12,612)	—	13,290	—
Organic revenue	$ 580,512	$ 382,843	$ 219,890	$ —	$ 1,183,245
Organic revenue growth[4]	$ 14,628	$ 20,379	$ (858)	$ —	$ 34,149
Organic revenue growth %[4]	3 %	6 %	— %	— %	3 %

(1) Includes the first twelve months of such commissions and fees generated from newly acquired partners.

(2) Represents commissions earned by our UCTS operating group for acting as an MGA and passed through to our other operating groups for serving as the retail agent. These commissions are eliminated in consolidation and excluded from the calculation of organic revenue growth.

(3) Organic revenue for Q3 2025 used to calculate organic revenue growth for Q3 2026 was $157.1 million, $128.8 million, $76.4 million and $362.3 million for IAS, UCTS, MIS and consolidated, respectively, which has been adjusted to exclude commissions and fees from divestitures that occurred during 2025 and 2026.

(4) Organic revenue for YTD 2025 used to calculate organic revenue growth for YTD 2026 was $565.9 million, $362.5 million, $220.7 million and $1,149.1 million for IAS, UCTS, MIS and consolidated, respectively, which has been adjusted to exclude commissions and fees from divestitures that occurred during 2025 and 2026.

BWIN | NASDAQ | Earnings Supplement   Appendix   19

BWIN | NASDAQ | Earnings Supplement 20 2026 Q1 Q2 Q3 YTD Stock price at quarter end $ 21.94 $ 26.58 $31.79 $ 31.79 Weighted average Class A & B shares outstanding (000s)(1) 142,791 141,323 140,831 141,641 Adjusted diluted EPS (fully vested and as-if converted) $ 0.63 $ 0.48 $0.42 $ 1.53 RECONCILIATION TO GAAP Q1 Q2 Q3 YTD Diluted earnings (loss) per share $ 0.02 $ (0.42) $ (0.63) $ (1.02) Effect of exchange of Class B common stock and net income (loss) attributable to noncontrolling interests per share (0.03) 0.02 0.05 0.03 Other adjustments to earnings (loss) per share 0.71 0.93 1.05 2.69 Adjusted income taxes per share (0.07) (0.05) (0.05) (0.17) Adjusted diluted EPS $ 0.63 $ 0.48 $ 0.42 $ 1.53 (1) Assumes the vesting of all restricted stock and full exchange of LLC Units (and paired shares of Class B common stock) for Class A common stock pursuant to the Amended LLC Agreement. Shares used are consistent with the calculation of adjusted diluted EPS included in our earnings release issued on October 27, 2026 and posted on our website. Appendix Shareholder Value Creation

Adjusted EBITDA Bridge

Q3 2026

AMOUNTS IN 000s	Insurance Advisory Solutions	Underwriting, Capacity & Technology Solutions	Mainstreet Insurance Solutions	Corporate and Other	Total
Revenues	$ 254,809	$ 166,169	$ 77,570	$ (18,284)	$ 480,264
Expenses:					
Outside commissions	5,108	72,522	20,668	(18,551)	79,747
Colleague compensation and benefits	183,207	35,843	26,218	10,566	255,834
Selling expense	10,412	2,418	2,570	2,926	18,326
Operating expense	23,830	32,042	6,359	29,894	92,125
Administrative expense	33,883	13,294	13,115	42,292	102,584
All other expenses (income)	15,040	(1,331)	2,019	(2,438)	13,290
Net income (loss)	(16,671)	11,381	6,621	(82,973)	(81,642)
Net income (loss) margin	(7)%	7 %	9 %		(17)%
Adjustments to net income (loss):					
Depreciation and amortization expense	32,700	11,069	13,359	1,742	58,870
Interest expense, net	825	2,057	(271)	41,027	43,638
Share-based compensation	9,974	4,751	1,275	5,549	21,549
Change in fair value of contingent consideration	16,431	(565)	1,732	—	17,598
Transaction-related partnership and integration expenses	7,201	815	22	670	8,708
Go-Private costs	—	—	—	21,003	21,003
Income and other taxes	78	1,070	22	(2,328)	(1,158)
Transformation costs	1,708	26	235	952	2,921
Gain on extinguishment and modification of debt	—	—	—	(151)	(151)
Severance	614	543	177	190	1,524
Gain on divestitures	(921)	—	—	—	(921)
Impairment of right-of-use assets	32	111	285	118	546
All other expenses	3,159	4,236	2,127	4,850	14,372
Adjusted EBITDA	$ 55,130	$ 35,494	$ 25,584	$ (9,351)	$ 106,857
Adjusted EBITDA margin	22 %	21 %	33 %		22 %

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21

Adjusted EBITDA Bridge

YTD 2026

AMOUNTS IN 000s	Insurance Advisory Solutions	Underwriting, Capacity & Technology Solutions	Mainstreet Insurance Solutions	Corporate and Other	Total
Revenues	$ 861,348	$ 461,359	$ 234,555	$ (51,824)	$ 1,505,438
Expenses:					
Outside commissions	13,737	196,833	60,451	(52,797)	218,224
Colleague compensation and benefits	585,275	104,893	83,093	30,508	803,769
Selling expense	33,648	7,034	8,533	7,369	56,584
Operating expense	80,003	89,533	18,104	182,766	370,406
Administrative expense	101,367	38,641	39,243	132,997	312,248
All other expenses (income)	22,986	3,845	3,924	(147,029)	(116,274)
Net income (loss)	24,332	20,580	21,207	(205,638)	(139,519)
Net income (loss) margin	3 %	4 %	9 %		(9)%
Adjustments to net income (loss):					
Depreciation and amortization expense	97,901	32,126	39,409	5,312	174,748
Interest expense, net	2,488	5,778	(257)	120,976	128,985
Share-based compensation	24,893	12,188	4,060	13,927	55,068
Change in fair value of contingent consideration	21,834	6,315	3,721	—	31,870
Transaction-related partnership and integration expenses	24,102	2,563	620	4,291	31,576
Go-Private costs	—	—	—	21,003	21,003
Transaction closing costs	9,740	—	—	7,928	17,668
Income and other taxes	188	1,254	211	(15,875)	(14,222)
Transformation costs	7,171	774	664	3,812	12,421
Loss on extinguishment and modification of debt	—	—	—	7,387	7,387
Severance	3,006	1,058	1,984	1,165	7,213
Gain on divestitures	(921)	—	—	—	(921)
Impairment of right-of-use assets	32	111	285	118	546
All other expenses	6,975	10,043	2,813	7,191	27,022
Adjusted EBITDA	$ 221,741	$ 92,790	$ 74,717	$ (28,403)	$ 360,845
Adjusted EBITDA margin	26 %	20 %	32 %		24 %

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BWIN | NASDAQ | Earnings Supplement 23 Adjusted Compensation and Benefits Expense Three Months Ended Nine Months Ended September 30, September 30, (in thousands, except percentages) 2026 2025 2026 2025 Total Revenue $ 480,264 $ 365,389 $ 1,505,438 $ 1,157,605 Colleague compensation and benefits $ 255,834 $ 193,031 $ 803,769 $ 586,522 Share-based compensation (21,549) (22,017) (55,068) (51,772) Transaction-related partnership and integration expenses (5,272) (1,059) (15,704) (5,660) Severance (1,524) (1,620) (7,213) (4,445) Transformation costs (2,287) (258) (6,492) (258) Colleague earnout incentives — — — 1,779 All other expenses (2,917) (1,789) (6,925) (6,094) Adjusted colleague compensation and benefits $ 222,285 $ 166,288 $ 712,367 $ 520,072 Colleague compensation and benefits ratio 53% 53% 53% 51 % Adjusted colleague compensation and benefits ratio 46% 46% 47% 45 % Appendix

BWIN | NASDAQ | Earnings Supplement 24 Adjusted Selling, Operating and Administrative Expense Three Months Ended Nine Months Ended September 30, September 30, (in thousands, except percentages) 2026 2025 2026 2025 Total Revenue $ 480,264 $ 365,389 $ 1,505,438 $ 1,157,605 Selling, operating and administrative expense $ 226,325 $ 123,484 $ 622,964 $ 363,043 Depreciation and amortization expense (58,870) (32,043) (174,748) (87,160) Interest expense, net (43,638) (31,971) (128,985) (93,267) Change in fair value of contingent consideration (17,598) (1,980) (31,870) (8,084) Go-Private costs (21,003) — (21,003) — Transaction closing costs — — (17,668) — Transaction-related partnership and integration expenses (3,436) (1,317) (15,872) (2,234) Income and other taxes 1,158 (470) 14,222 (3,289) Loss on extinguishment and modification of debt 151 (3,290) (7,387) (5,684) Transformation costs (634) (3,380) (5,929) (4,152) Gain on divestitures 921 — 921 290 Impairment of right-of-use assets (546) (66) (546) (1,254) All other expenses (11,455) (1,497) (20,097) (11,023) Adjusted selling, operating and administrative expense $ 71,375 $ 47,470 $ 214,002 $ 147,186 Selling, operating and administrative expense ratio 47% 34% 41% 31 % Adjusted selling, operating and administrative expense ratio 15% 13% 14% 13 % Appendix

BWIN | NASDAQ | Earnings Supplement 25Appendix Q3 2026 Insurance Advisory Solutions Underwriting, Capacity & Technology Solutions Mainstreet Insurance Solutions Corporate and Other TotalAMOUNTS IN 000s Revenues $ 254,809 $ 166,169 $ 77,570 $ (18,284) $ 480,264 Less: Outside commissions 5,108 72,522 20,668 (18,551) 79,747 Retained commissions and fees $ 249,701 $ 93,647 $ 56,902 $ 267 $ 400,517 Adjusted EBITDA $ 55,130 $ 35,494 $ 25,584 $ (9,351) $ 106,857 Adjusted EBITDA margin on retained commissions and fees 22% 38% 45% 27 % YTD 2026 Insurance Advisory Solutions Underwriting, Capacity & Technology Solutions Mainstreet Insurance Solutions Corporate and Other TotalAMOUNTS IN 000s Revenues $ 861,348 $ 461,359 $ 234,555 $ (51,824) $ 1,505,438 Less: Outside commissions 13,737 196,833 60,451 (52,797) 218,224 Retained commissions and fees $ 847,611 $ 264,526 $ 174,104 $ 973 $ 1,287,214 Adjusted EBITDA $ 221,741 $ 92,790 $ 74,717 $ (28,403) $ 360,845 Adjusted EBITDA margin on retained commissions and fees 26% 35% 43% 28 % Adjusted EBITDA Margin on Retained Commissions and Fees Bridge

Adjusted EBITDA Bridge

Q3 2025

AMOUNTS IN 000s	Insurance Advisory Solutions	Underwriting, Capacity & Technology Solutions	Mainstreet Insurance Solutions	Corporate and Other	Total
Revenues	$ 158,520	$ 147,267	$ 76,476	$ (16,874)	365,389
Expenses:					
Outside commissions	2,151	75,492	18,646	(17,178)	79,111
Colleague compensation and benefits	123,492	30,375	26,521	12,643	193,031
Selling expense	5,716	1,522	3,363	2,289	12,890
Operating expense	13,336	16,757	6,123	6,237	42,453
Administrative expense	13,858	5,901	11,205	36,166	67,130
All other expenses	412	357	156	86	1,011
Net income (loss)	(445)	16,863	10,462	(57,117)	(30,237)
Net income (loss) margin	— %	11 %	14 %		(8)%
Adjustments to net income (loss):					
Interest expense, net	—	100	16	31,855	31,971
Depreciation and amortization expense	13,629	5,581	11,177	1,656	32,043
Share-based compensation	8,436	5,097	1,952	6,532	22,017
Change in fair value of contingent consideration	1,533	447	—	—	1,980
Transaction-related partnership and integration expenses	641	630	489	616	2,376
Loss on extinguishment and modification of debt	—	—	—	3,290	3,290
Severance	587	968	7	58	1,620
Income and other taxes	116	45	16	293	470
Transformation costs	2,218	258	60	1,102	3,638
Impairment of right-of-use assets	38	—	28	—	66
All other expenses	380	681	943	1,282	3,286
Adjusted EBITDA	$ 27,133	$ 30,670	$ 25,150	$ (10,433)	$ 72,520
Adjusted EBITDA margin	17 %	21 %	33 %		20 %

BWIN | NASDAQ | Earnings Supplement
Appendix
26

Adjusted EBITDA Bridge

YTD 2025

AMOUNTS IN 000s	Insurance Advisory Solutions	Underwriting, Capacity & Technology Solutions	Mainstreet Insurance Solutions	Corporate and Other	Total
Revenues	$ 569,458	$ 419,951	$ 220,909	$ (52,713)	1,157,605
Expenses:					
Outside commissions	8,589	207,371	56,790	(54,230)	218,520
Colleague compensation and benefits	387,734	85,722	78,395	34,671	586,522
Selling expense	18,238	4,667	11,223	6,646	40,774
Operating expense	42,372	45,268	17,423	22,215	127,278
Administrative expense	41,739	16,055	26,561	103,011	187,366
All other expenses	6,368	(474)	898	833	7,625
Net income (loss)	64,418	61,342	29,619	(165,859)	(10,480)
Net income margin	11 %	15 %	13 %		(1)%
Adjustments to net income (loss):					
Interest expense, net	(1)	319	50	92,899	93,267
Depreciation and amortization expense	41,014	15,324	26,316	4,506	87,160
Share-based compensation	19,193	10,775	4,860	16,944	51,772
Change in fair value of contingent consideration	8,203	(398)	279	—	8,084
Transaction-related partnership and integration expenses	1,174	3,947	636	2,137	7,894
Loss on extinguishment and modification of debt	—	—	—	5,684	5,684
Severance	1,805	1,898	502	240	4,445
Income and other taxes	131	79	69	3,010	3,289
Transformation costs	2,232	316	473	1,389	4,410
Colleague earnout incentives	(1,671)	(108)	—	—	(1,779)
Impairment of right-of-use assets	1,226	—	28	—	1,254
Loss (gain) on divestitures	(1,901)	—	—	1,611	(290)
All other expenses	7,957	2,954	2,690	3,516	17,117
Adjusted EBITDA	$ 143,780	$ 96,448	$ 65,522	$ (33,923)	$ 271,827
Adjusted EBITDA margin	25 %	23 %	30 %		23 %

BWIN | NASDAQ | Earnings Supplement Appendix 27

Organic Revenue Growth Reconciliation

Q3 2025

AMOUNTS IN 000s	Insurance Advisory Solutions	Underwriting, Capacity & Technology Solutions	Mainstreet Insurance Solutions	Corporate and Other	Consolidated
Commissions and fees	$ 157,140	$ 145,926	$ 76,429	$ (17,178)	$ 362,317
Partnership commissions and fees[1]	—	(4,794)	(7,428)	—	(12,222)
Pass-through of retail commissions (eliminated)[2]	—	(13,127)	—	13,127	—
Intercompany commissions (eliminated)	(76)	(3,975)	—	4,051	—
Organic revenue	$ 157,064	$ 124,030	$ 69,001	$ —	$ 350,095
Organic revenue growth[3]	$ (178)	$ 16,804	$ (1,449)	$ —	$ 15,177
Organic revenue growth %[3]	— %	16 %	(2)%	— %	5 %

YTD 2025

AMOUNTS IN 000s	Insurance Advisory Solutions	Underwriting, Capacity & Technology Solutions	Mainstreet Insurance Solutions	Corporate and Other	Consolidated
Commissions and fees	$ 566,142	$ 416,437	$ 220,748	$ (54,230)	$ 1,149,097
Partnership commissions and fees[1]	—	(6,774)	(7,428)	—	(14,202)
Pass-through of retail commissions (eliminated)[2]	—	(42,495)	—	42,495	—
Intercompany commissions (eliminated)	(257)	(11,478)	—	11,735	—
Organic revenue	$ 565,885	$ 355,690	$ 213,320	$ —	$ 1,134,895
Organic revenue growth[4]	$ 21,570	$ 64,701	$ 5,098	$ —	$ 91,369
Organic revenue growth %[4]	4 %	22 %	2 %	— %	9 %

(1) Includes the first twelve months of such commissions and fees generated from newly acquired partners.

(2) Represents commissions earned by our UCTS operating group for acting as an MGA and passed through to our other operating groups for serving as the retail agent. These commissions are eliminated in consolidation and excluded from the calculation of organic revenue growth.

(3) Organic revenue for Q3 2024 used to calculate organic revenue growth for Q3 2025 was $157.2 million, $107.2 million, $70.5 million and $334.9 million for IAS, UCTS, MIS and consolidated, respectively, which has been adjusted to exclude commissions and fees from divestitures that occurred during 2024 and 2025.

(4) Organic revenue for YTD 2024 used to calculate organic revenue growth for YTD 2025 was $544.3 million, $291.0 million, $208.2 million and $1,043.5 million for IAS, UCTS, MIS and consolidated, respectively, which has been adjusted to exclude commissions and fees from divestitures that occurred during 2024 and 2025.

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Actual disaggregated revenue and KPIs

INSURANCE ADVISORY SOLUTIONS	2025			
AMOUNTS IN 000s	Q1	Q2	Q3	YTD
Commissions[1]	$ 190,328	$ 139,680	$ 116,878	$ 446,886
Consulting and service fees	18,587	25,993	25,344	69,924
Profit-sharing	14,970	14,003	13,763	42,736
Other	2,764	2,677	1,155	6,596
Investment income	1,024	912	1,380	3,316
Total Insurance Advisory Solutions revenue	$ 227,673	$ 183,265	$ 158,520	$ 569,458

UNDERWRITING, CAPACITY & TECHNOLOGY SOLUTIONS	Q1	Q2	Q3	YTD
Commissions[2]	$ 94,949	$ 117,060	$ 112,260	$ 324,269
Policy and installment fees	17,980	19,684	20,599	58,263
Assumed premium earned	4,317	5,488	5,863	15,668
Profit-sharing	5,275	2,038	5,276	12,589
Consulting and service fees	1,569	1,382	1,575	4,526
Other	46	723	353	1,122
Investment income	1,038	1,135	1,341	3,514
Total Underwriting, Capacity & Technology Solutions revenue	$ 125,174	$ 147,510	$ 147,267	$ 419,951

(1) IAS recorded intercompany and pass-through commissions of $0.2 million, $0.1 million and $0.3 million for Q2, Q3 and YTD 2025, which are eliminated in consolidation and excluded from the calculation of organic revenue growth.

(2) UCTS recorded intercompany and pass-through commissions of $18.1 million, $18.8 million, $17.1 million and $54.0 million for Q1, Q2, Q3 and YTD 2025, respectively, which are eliminated in consolidation and excluded from the calculation of organic revenue growth.

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29

BWIN | NASDAQ | Earnings Supplement 30 Actual disaggregated revenue and KPIs MAINSTREET INSURANCE SOLUTIONS 2025 AMOUNTS IN 000s Q1 Q2 Q3 YTD Commissions $ 71,650 $ 61,309 $ 65,403 $ 198,362 Profit-sharing 4,095 3,919 9,680 17,694 Other 2,066 1,280 1,346 4,692 Investment income 58 56 47 161 Total Mainstreet Insurance Solutions revenue $ 77,869 $ 66,564 $ 76,476 $ 220,909

BWIN | NASDAQ | Earnings Supplement 31Appendix Q3 2025 Insurance Advisory Solutions Underwriting, Capacity & Technology Solutions Mainstreet Insurance Solutions Corporate and Other TotalAMOUNTS IN 000s Revenues $ 158,520 $ 147,267 $ 76,476 $ (16,874) $ 365,389 Less: Outside commissions 2,151 75,492 18,646 (17,178) 79,111 Retained commissions and fees $ 156,369 $ 71,775 $ 57,830 $ 304 $ 286,278 Adjusted EBITDA $ 27,133 $ 30,670 $ 25,150 $ (10,433) $ 72,520 Adjusted EBITDA margin on retained commissions and fees 17% 43% 43% 25 % Adjusted EBITDA Margin on Retained Commissions and Fees Bridge YTD 2025 Insurance Advisory Solutions Underwriting, Capacity & Technology Solutions Mainstreet Insurance Solutions Corporate and Other TotalAMOUNTS IN 000s Revenues $ 569,458 $ 419,951 $ 220,909 $ (52,713) $ 1,157,605 Less: Outside commissions 8,589 207,371 56,790 (54,230) 218,520 Retained commissions and fees $ 560,869 $ 212,580 $ 164,119 $ 1,517 $ 939,085 Adjusted EBITDA $ 143,780 $ 96,448 $ 65,522 $ (33,923) $ 271,827 Adjusted EBITDA margin on retained commissions and fees 26% 45% 40% 29%

Pro forma Consolidated and Credit Adjusted EBITDA Bridge

	LTM Q3 2026				
AMOUNTS IN 000s	Q4 2025	Q1 2026	Q2 2026	Q3 2026	LTM
Net loss	$ (43,674)	$ (1,896)	$ (55,981)	$ (81,642)	$ (183,193)
Adjustments to net loss:					
Depreciation and amortization expense	40,670	57,078	58,800	58,870	215,418
Interest expense, net	29,511	39,207	46,140	43,638	158,496
Share-based compensation	19,341	12,818	20,701	21,549	74,409
Change in fair value of contingent consideration	(2,490)	1,969	12,303	17,598	29,380
Transaction-related partnership and integration expenses	15,157	8,173	14,695	8,708	46,733
Go-Private costs	—	—	—	21,003	21,003
Transaction closing costs	—	17,668	—	—	17,668
Transformation costs	2,593	3,059	6,441	2,921	15,014
Income and other taxes	966	(14,148)	1,084	(1,158)	(13,256)
Severance	2,345	1,815	3,874	1,524	9,558
Loss (gain) on extinguishment and modification of debt	542	7,409	129	(151)	7,929
Gain on divestitures	—	—	—	(921)	(921)
Impairment of right-of-use assets	21	—	—	546	567
All other expenses	4,663	4,096	8,554	14,372	31,685
Adjusted EBITDA	69,645	137,248	116,740	106,857	430,490
Pro forma impact of partnerships and credit adjustments(1)	42,943	19,016	16,136	14,054	92,149
Pro forma credit adjusted EBITDA	$ 112,588	$ 156,264	$ 132,876	$ 120,911	$ 522,639

(1) Adjustments made to adjusted EBITDA represent (without duplication) additional adjustments permitted under our debt agreements, including pro forma credit adjustments for the CAC Group, Obie and Capstone partnerships in the unowned periods.

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BWIN | NASDAQ | Earnings Supplement 33 T H E B A L D W I N G R O U P Thank You Investor Relations Bonnie Bishop, Executive Director, Investor Relations 813.259.8032 | IR@baldwin.com ir.baldwin.com